                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        -------------------------------

                                   FORM 8-K


                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) December 10, 1996



                     EASTERN ENVIRONMENTAL SERVICES, INC.
                     ------------------------------------
                (Exact name of issuer as specified in charter)


   Delaware                         0-16102             59-2840783
(State or Other Jurisdiction        Commission          (I.R.S. Employer
 or Incorporation or                file number          Identification
 Organization)                                                    Number)

              1000 Crawford Place, Mt. Laurel, New Jersey  08054
                   (Address of principal executive offices)

                                (609) 235-6009
             (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------


          On December 10, 1996, the Registrant consummated the acquisition of R & A Bender, Inc. and certain real estate owned by R & A Bender Property, Ltd., pursuant to the terms of an Agreement for the Sale and Purchase of Stock and Real Estate dated December 2, 1996 and an Escrow Agreement dated December 2, 1996. The parties to the Purchase Agreement and Escrow Agreement were Eastern Environmental Services, Inc.; Richard G Bender, Sr., Alice L. Fields Bender, Richard G. Bender, Jr., Karen L. Bender, Teresa A. Bender Miller, Lynetta K. Bender Mowery, Stephen R. Bender, Jeffrey L. Bender, and Douglas R. Bender (collectively referred to as the "Stockholders"); and R & A Bender Property, Ltd., a Pennsylvania limited partnership ("Partnership"). The Stockholders and Partnership are collectively referred to as the "Sellers." The Sellers are not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Purchase Agreement, which is filed herewith as an exhibit.

          Pursuant to the Purchase Agreement and Escrow Agreement, Registrant purchased all of the outstanding stock of R & A Bender, Inc. and certain real estate owned by R & A Bender Property, Ltd, for total consideration of approximately $16,800,000, including $15,800,000 in cash and 106,667 shares of the Registrant's common stock valued at $9.375 per share (the closing price of the Registrant's common stock on December 2, 1996.) Additionally, on the date of closing the Purchase Agreement, R & A Bender, Inc. had approximately $1,209,000 of outstanding indebtedness. The Shareholders were also issued five year stock warrants for 50,000 shares of the common stock of the Registrant having a per share exercise price equal to the closing price of the Registrant's stock as of December 2, 1996. The acquisition is being accounted for using the "purchase" method of accounting. The Registrant has agreed to register the stock under the Securities Act of 1933 within 120 days of the date of closing.

          The acquisition includes substantially all of the outstanding assets and liabilities relating to the operation of R & A Bender, Inc. The acquired assets, including collection vehicles, containers and a 280-acre tract of real estate, were used by R & A Bender, Inc. in the operation of a waste collection and landfill business. The Registrant intends to continue to use the acquired assets for this purpose. In connection with the acquisition, four of the stockholders were hired by R&A Bender, Inc. to continue in their previous responsibilities.

Item 7.  Financial Statements, Pro Form
         Financial Information and Exhibits
         ----------------------------------

(a) Financial statements of businesses acquired. It is impracticable to provide the required financial statements of R & A Bender, Inc. and R & A Bender Property, Ltd. at the time of the filing of this report. The required financial statements of R & A Bender, Inc. and R & A Bender Property, Ltd. will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.

(b)  Pro forma financial information

     It is impracticable to provide the required pro forma financial information of Eastern Environmental Services, Inc. at the time of the filing of this report. The pro forma information will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.


(c)  Exhibits

10.1 Agreement for the Sale and Purchase of Stock and Real Estate dated December 2, 1996 between Richard G Bender, Sr., Alice L. Fields Bender, Richard G. Bender, Jr., Karen L. Bender, Teresa A. Bender Miller, Lynetta
     K. Bender Mowery, Stephen R. Bender, Jeffrey L. Bender, Douglas R. Bender, (collectively referred to as the "Stockholders"), and R & A Bender Property, Ltd., a Pennsylvania limited partnership ("Partnership") and Eastern Environmental Services, Inc., a Delaware corporation.

10.2 Escrow Agreement dated December 2, 1996, between Richard G. Bender, Sr., Alice L. Fields Bender, Richard G. Bender, Jr., Karen L. Bender, Teresa A. Bender Miller, Lynetta K. Bender Mowery, Stephen R. Bender, Jeffrey L. Bender, Douglas R. Bender (collectively the "Stockholders"), R&A Bender Property, Ltd. ("Partnership"), Eastern Environmental Services, Inc. ("Purchaser'), Robert M. Kramer & Associates, P.C. ("RMK") and McNees, Wallace & Nurick ("MWN").

10.3 Warrant Agreement dated December 2, 1996, between Eastern Environmental Services, Inc. and Karen L. Bender for 8970 Shares (pursuant to instruction 2 to Item 601 of Regulation S-K, the Warrant Agreements, which are substantially identical in all material respects except as to the parties thereto and amount of shares of common stock issuable upon exercise of the warrant, between the Registrant and the following individuals not being filed: Richard G. Bender (3,905 shares), Alice L. Fields (7,380 shares), Richard G. Bender, Jr. (6,600 shares), Teresa A. Bender Miller (2,680 shares), Lynetta K. Bender Mowery (4,475 shares), Stephen R. Bender (6,625 shares), Jeffrey L. Bender (6,625 shares), and Douglas R. Bender (2,680 shares)).

                             Signature
                             ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EASTERN ENVIRONMENTAL SERVICES, INC.


Date:  December 23, 1996     By:    /s/  Louis D. Paolino, Jr.
                                    ----------------------------
                                         Louis D. Paolino, Jr.
                                         President

                                 EXHIBIT INDEX

Exhibit
No.          Description
-------      -----------

10.1 Agreement for the Sale and Purchase of Stock and Real Estate dated December 2, 1996 between Richard G Bender, Sr., Alice L. Fields Bender, Richard G. Bender, Jr., Karen L. Bender, Teresa A. Bender Miller, Lynetta K. Bender Mowery, Stephen R. Bender, Jeffrey L. Bender, Douglas R. Bender, (collectively referred to as the "Stockholders"), and R & A Bender Property, Ltd., a Pennsylvania limited partnership ("Partnership") and Eastern Environmental Services, Inc., a Delaware corporation.

10.2 Escrow Agreement dated December 2, 1996, between Richard G. Bender, Sr., Alice L. Fields Bender, Richard G. Bender, Jr., Karen L. Bender, Teresa A. Bender Miller, Lynetta K. Bender Mowery, Stephen
             R. Bender, Jeffrey L. Bender, Douglas R. Bender (collectively the "Stockholders"), R&A Bender Property, Ltd. ("Partnership"), Eastern Environmental Services, Inc. ("Purchaser'), Robert M. Kramer & Associates, P.C. ("RMK") and McNees, Wallace & Nurick ("MWN") .

10.3 Warrant Agreement dated December 2, 1996, between Eastern Environmental Services, Inc. and Karen L. Bender for 8970 shares (pursuant to instruction 2 to Item 601 of Regulation S-K, the Warrant Agreements, which are substantially identical in all material respects except as to the parties thereto and amount of shares of common stock issuable upon exercise of the warrant, between the Registrant and the following individuals not being filed: Richard G. Bender (3,905 warrant shares), Alice L. Fields (7,380 warrant shares), Richard G. Bender, Jr. (6,600 warrant shares), Teresa A. Bender Miller (2,680 warrant shares), Lynetta K. Bender Mowery (4,475 warrant shares), Stephen R. Bender (6,625 warrant shares), Jeffrey L. Bender (6,625 warrant shares), and Douglas R. Bender (2,680 warrant shares)).